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Independent Auditors' Report on Supplementary
Financial Statement Schedules and Consent
___________________________________________________________________

The board of directors and shareholders
IDS Life Investment Series, Inc.
      IDS Life Capital Resource Fund
      IDS Life International Equity Fund
      IDS Life Aggressive Growth Fund

The audits referred to in our report dated October 6, 1995, included the related financial statement schedules of Investments in Affiliates and Changes in Investments in Affiliates for IDS Life Capital Resource Fund included in Part C of this Registration Statement. The financial statement schedules are the responsibility of fund management. Our responsibility is to express an opinion on the schedules based on our audit. In our opinion, such supplementary financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

We consent to the use of our reports included or incorporated herein by reference, and to the references to our Firm under the heading "FINANCIAL HIGHLIGHTS" in Part A and "INDEPENDENT AUDITORS" in Part B of the Registration Statement.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
October 30, 1995
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
                                            IDS LIFE CAPITAL RESOURCE FUND
                                               INVESTMENTS IN AFFILIATES
                        (AS DEFINED IN SECTION 2(a) (3) OF THE INVESTMENT COMPANY ACT OF 1940)
                                              YEAR ENDED AUGUST 31, 1995

Column A                 Column B                 Column C                 Column D                 Column E

                                                  Amount of
                         Number of                equity in
Name of issuer           shares held              net profit               Amount of                Value
and title of             at close                 and loss for             dividend                 at
issuer                   of year                  the year                 income                   Aug. 31, 1995
______________           ____________             ________________         __________               _____________
Common stocks:
Bolle America              325,000                N/A                      (a)                       2,884,375

Career Horizons            525,000                N/A                      (a)                      13,125,000

CIBER                      340,000                N/A                      (a)                       7,990,000

Community Psych          2,629,300                N/A                      17,000                   30,894,275

Coram Healthcare         3,875,000                N/A                      (a)                      18,890,625

DAKA Intl                  300,000                N/A                      (a)                       7,987,500

Envoy                      600,000                N/A                      (a)                       6,300,000

FPA Medical Mgmt           400,000                N/A                      (a)                       4,400,000

HCC Insurance              500,000                N/A                      (a)                      15,500,000

Health Mgmt                650,000                N/A                      (a)                       8,815,625

Ins Auto Auct            1,100,000                N/A                      (a)                      14,025,000

NBTY                     1,425,000                N/A                      (a)                       8,460,938
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PAGE 3
                                            IDS LIFE CAPITAL RESOURCE FUND
                                               INVESTMENTS IN AFFILIATES
                        (AS DEFINED IN SECTION 2(a) (3) OF THE INVESTMENT COMPANY ACT OF 1940)
                                              YEAR ENDED AUGUST 31, 1995

Column A                 Column B                 Column C                 Column D                 Column E

                                                  Amount of
                         Number of                equity in
Name of issuer           shares held              net profit               Amount of                Value
and title of             at close                 and loss for             dividend                 at
issuer                   of year                  the year                 income                   Aug. 31, 1995
______________           ____________             ________________         __________               _____________
Common stocks (con't):

Norton McNaughton          715,000                N/A                      (a)                      15,193,750

Owens & Minor            2,100,000                N/A                      31,500                   30,450,000

PMT Services               475,000                N/A                      (a)                       8,906,250

Regency Health           1,100,000                N/A                      (a)                      12,650,000

Renaissance Sol            350,000                N/A                      (a)                       6,912,500

Spiegel Cl A               810,000                N/A                      25,000                    9,618,750

SysteMed                 1,275,000                N/A                      (a)                       8,128,125

Ventritex                1,150,000                N/A                      (a)                      23,287,500

Note

(a)Non-income producing.

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PAGE 4

                                            IDS LIFE CAPITAL RESOURCE FUND
                                         CHANGES IN INVESTMENTS IN AFFILIATES
                                       FOR THE FISCAL YEAR ENDED AUGUST 31, 1995

Name of                                                                                                              Amount of
issuer                   Shares held              Gross                    Gross            Market                   dividend/
and title of             at beginning             purchases and            sales and        value at                 interest
issue                    of year                  additions                reductions       Aug. 31, 1995            Income
______________           ____________             _____________            __________       _____________            _________
Common stocks:
Bolle America                    0                  325,000                      0           2,884,375               (a)

Career Horizons            350,000                  175,000                      0          13,125,000               (a)

CIBER                      350,000                        0                 10,000           7,990,000               (a)

Cima Labs                  225,000                        0                225,000                   0               (a)

Community Psych                  0                2,629,300                      0          30,894,275               17,000

Concord Holdings           500,000                        0                500,000                   0               (a)

Coram Healthcare                 0                3,875,000                      0          18,890,625               (a)

DAKA Intl                        0                  300,000                      0           7,987,500               (a)

Damark Int'l               750,000                        0                750,000                   0               (a)

Digital Link               525,000                        0                525,000                   0               (a)

Envoy                            0                  600,000                      0           6,300,000               (a)

FPA Medical Mgmt                 0                  400,000                      0           4,400,000               (a)

HCC Insurance              660,000                        0                160,000          15,500,000               (a)

Health Mgmt                      0                  500,000                      0           8,815,625               (a)
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                                            IDS LIFE CAPITAL RESOURCE FUND
                                         CHANGES IN INVESTMENTS IN AFFILIATES
                                       FOR THE FISCAL YEAR ENDED AUGUST 31, 1995

Name of                                                                                                              Amount of
issuer                   Shares held              Gross                    Gross            Market                   dividend/
and title of             at beginning             purchases and            sales and        value at                 interest
issue                    of year                  additions                reductions       Aug. 31, 1995            Income
______________           ____________             _____________            __________       _____________            _________
Common stocks (con't):
Homecare Mgmt              500,000                        0                500,000                   0               (a)

Ins Auto Auct                    0                1,100,000                      0          14,025,000               (a)

NBTY                     1,575,000                        0                150,000           8,460,938               (a)

Norton McNaughton                0                  715,000                      0          15,193,750               (a)

Owens & Minor                    0                2,100,000                      0          30,450,000               31,500

Park Place                 465,000                        0                465,000                   0               (a)

PMT Services                     0                  475,000                      0           8,906,250               (a)

Regency Health                   0                1,100,000                      0          12,650,000               (a)

Renaissance Sol                  0                  350,000                      0           6,912,500               (a)

Saber Software             435,000                        0                435,000                   0               (a)

Spiegel Cl A                     0                  810,000                      0           9,618,750               25,000

Summa Four                 550,000                        0                550,000                   0               (a)

SysteMed                         0                1,275,000                      0           8,128,125               (a)
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                                            IDS LIFE CAPITAL RESOURCE FUND
                                         CHANGES IN INVESTMENTS IN AFFILIATES
                                       FOR THE FISCAL YEAR ENDED AUGUST 31, 1995

Name of                                                                                                              Amount of
issuer                   Shares held              Gross                    Gross            Market                   dividend/
and title of             at beginning             purchases and            sales and        value at                 interest
issue                    of year                  additions                reductions       Aug. 31, 1995            Income
______________           ____________             _____________            __________       _____________            _________
Common stocks (con't):
Ventritex                        0                1,150,000                      0          23,287,500               (a)

Wall Data                  800,000                        0                800,000                   0               (a)

Webco Metals               600,000                        0                600,000                   0               (a)

Note

(a)Non-income producing.

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
                                          IDS LIFE INTERNATIONAL EQUITY FUND
                                               INVESTMENTS IN AFFILIATES
                        (AS DEFINED IN SECTION 2(a) (3) OF THE INVESTMENT COMPANY ACT OF 1940)
                                              YEAR ENDED AUGUST 31, 1995


Column A                 Column B                 Column C                 Column D                 Column E

                                                  Amount of
                         Number of                equity in
Name of issuer           shares held              net profit               Amount of                Value
and title of             at close                 and loss for             dividend                 at
issuer                   of year                  the year                 income                   Aug. 31, 1995
______________           ____________             ________________         __________               _____________
Common stocks:

NONE

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
                                          IDS LIFE INTERNATIONAL EQUITY FUND
                                         CHANGES IN INVESTMENTS IN AFFILIATES
                                    FOR THE FISCAL YEAR ENDED AUGUST 31, 1995 FUND


Name of                                                                                                              Amount of
issuer                   Shares held              Gross                    Gross            Market                   dividend/
and title of             at beginning             purchases and            sales and        value at                 interest
issue                    of year                  additions                reductions       Aug. 31, 1995            Income
______________           ____________             _____________            __________       _____________            _________
Common stocks:

Hanson Trust             2,844,400                1,623,400                2,295,000         7,300,608 (a)           392,638

Sandoz                      -0-                      28,500                   -0-           20,554,799 (b)           183,977

Note

(a)Issuer was an affiliate of the fund at Aug. 31, 1994, but not as of Aug. 31, 1995.
(b)Issuer was an affiliate at date of purchase, but not as of Aug. 31, 1995.

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